                          VAN KAMPEN AMERICAN CAPITAL
                         SHORT-TERM GLOBAL INCOME FUND
               SUPPLEMENT DATED AUGUST 15, 1997 TO THE PROSPECTUS
             DATED OCTOBER 28, 1996, AS PREVIOUSLY SUPPLEMENTED ON
            FEBRUARY 11, 1997, JANUARY 2, 1997 AND NOVEMBER 1, 1996.

     The Board of Trustees has approved changes to the Fund's non-fundamental investment policies to permit the Fund to maintain a dollar-weighted average portfolio duration of not more than three years, instead of maintaining a dollar-weighted average portfolio maturity of not more than three years. In addition, the Board of Trustees approved the addition of certain investment policies to the Fund in order to enable the Fund to (i) invest in asset-backed, mortgage pass-through and structured mortgage products and (ii) invest up to 20% of the Fund's total net assets in non-investment grade debt instruments. The Fund believes these changes will provide greater flexibility in achieving its investment objectives.

     The first sentence of the second paragraph of the front cover of the Prospectus, the first sentence of the section of the Prospectus entitled "PROSPECTUS SUMMARY-INVESTMENT POLICIES", and the second sentence of the first paragraph and the second sentence of the sixth paragraph of the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby amended by replacing the phrase: "...a dollar-weighted average portfolio maturity of not more than three years." with the phrase: "...a dollar-weighted average portfolio duration of not more than three years."

     The first sentence of the third paragraph of the section of the Prospectus entitled "Investment Objectives and Policies" is hereby amended by replacing it with the following "The Fund seeks to minimize credit risk by investing at least 80% of its total net assets in investment grade debt securities. The second sentence of such paragraph is hereby amended by replacing the words "Accordingly, the Fund may only invest in..." with the words "Accordingly, the Fund will invest at least 80% of its net total assets in..."

     The section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" is hereby supplemented by adding the following:

          The Fund may invest up to 20% of its net total assets in lower grade debt securities. Lower grade debt securities are securities rated BB or below by S&P, Ba or below by Moody's, comparably rated by any other NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated.

     Lower grade debt securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower grade debt securities involve a greater degree of credit risk than investment grade debt securities. There is no minimum rating or comparable quality standard imposed on the Fund's investments and the Fund may purchase debt securities that are rated D and that are in default in the payment of interest or repayment of principal. In S&P's view, the D rating category is used when interest payments or principal payments are not made on the date due even if an applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued by the U.S. government or its agencies or by private entities. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, and principal may be prepaid at any time. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-baked securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

          STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment.

          FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

          BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Brady Bonds have been issued only since 1989, and accordingly do not have a long payment history. In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          STRUCTURED INVESTMENTS. The fund may invest a portion of its assets in interests in entities organized and operated for the purpose of restructuring the investment characteristics of other income securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

          DOMESTIC LOWER GRADE INCOME SECURITIES. Domestic lower grade income securities are income securities of domestic issuers rated below investment grade or, if not rated, determine by the Adviser to be of comparable quality to securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities are issued primarily by domestic corporations. Investment in lower grade income securities involves certain risks. See "Special Risk Considerations Regarding Lower Grade Debt Securities."

          FOREIGN LOWER GRADE INCOME SECURITIES. Foreign lower grade income securities are income securities issued by non-domestic issuers and rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries and corporations or other business entities. Investments in this sector may include interests or assignments in nonperforming or restructured income securities. Issuers of foreign lower grade income securities frequently will be located in emerging market countries, including countries in Latin America, Eastern Europe, Africa and much of Asia. Investment in emerging market countries involves significant risks. See "Special Risk Considerations Regarding Medium and Lower Grade Debt Securities."

          SPECIAL RISK CONSIDERATIONS REGARDING LOWER GRADE DEBT SECURITIES. Up to 20% of the Fund's assets may be invested in lower grade securities, commonly referred to as "junk bonds." Debt securities rated BB or below by S&P or below Ba by Moody's are deemed by S&P and Moody's to be predominately speculative with respect to the insurer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade debt securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest or that have filed for bankruptcy protection. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody ratings. Lower grade debt securities are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade debt securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Lower grade debt securities are generally unsecured and are often subordinated to other debt securities or the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade debt securities, may have limited legal recourse in the event of a default. Lower grade debt securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to its maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund.